UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)    June 15, 2006

1st CONSTITUTION BANCORP

(Exact Name of Registrant as Specified in Charter)

New Jersey	000-32891	22-3665653
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2650 Route 130 P.O. Box 634, Cranbury, New Jersey	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code        (609) 655-4500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into Material Definitive Agreement.

1st Constitution Bancorp (the “Company”), the bank holding company for 1st Constitution Bank, established 1st Constitution Capital Trust II, a Delaware business trust subsidiary (the “Trust”), for the sole purpose of issuing $18,000,000 of trust preferred securities (the “Capital Securities”) pursuant to an Amended and Restated Declaration of Trust, dated as of June 15, 2006 (the “Declaration”), among the Company, as sponsor, the Delaware and institutional trustee named therein, and the administrators named therein. The Capital Securities were issued in connection with a pooled offering involving approximately 50 other financial institution holding companies. All of the Capital Securities were sold to a single pooling vehicle.

The proceeds from the sale of the Capital Securities were loaned to the Company under deeply subordinated debentures (the “Debentures”) issued to the Trust pursuant to an Indenture, dated as of June 15, 2006 (the “Indenture”), between the Company, as issuer, and the trustee named therein, relating to the Floating Rate Junior Subordinated Debt Securities due 2036. The Debentures will be the only asset of the Trust. Interest payments on the Debentures will flow through the Trust to the pooling vehicle. Payments of distributions by the Trust to the pooling vehicle will be guaranteed by the Company pursuant to a Guarantee Agreement, dated as of June 15, 2006 (the “Guarantee Agreement”), between the Company and the guarantee trustee named therein.

The foregoing description is qualified in its entirety by reference to the full text of the Declaration, a copy of which is attached hereto as Exhibit 10.1, the Indenture, a copy of which is attached hereto as Exhibit 10.2, and the Guarantee Agreement, a copy of which is attached hereto as Exhibit 10.3.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

 The information required by this Item 2.03 is included in Item 1.01 above and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
10.1

Amended and Restated Declaration of Trust of 1st Constitution Capital Trust II, dated as of June 15, 2006, among 1st Constitution Bancorp, as sponsor, the Delaware and institutional trustee named therein, and the administrators named therein

10.2	Indenture, dated as of June 15, 2006, between 1st Constitution Bancorp, as issuer, and the trustee named therein, relating to the Floating Rate Junior Subordinated Debt Securities due 2036
10.3	Guarantee Agreement, dated as of June 15, 2006, between 1st Constitution Bancorp and the guarantee trustee named therein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST CONSTITUTION BANCORP

Date: June 16, 2006	By:	/s/ JOSEPH M. REARDON
	Name:	Joseph M. Reardon
	Title:	Senior Vice President and Treasurer